                               POWERS OF ATTORNEY

     Each person whose signature appears below hereby constitutes and appoints John A. Celentano, Jr. as the true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for them and in their name, place and stead, in any and all capacities to sign any or all amendments to the Form AC Application for Conversion by Clifton Savings Bank, S.L.A., and the Registration Statement on Form S-1 by Clifton Savings Bancorp, Inc. and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Office of Thrift Supervision (the "OTS") and the New Jersey Department of Banking and Insurance or the U.S. Securities and Exchange Commission, respectively, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitute may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of Part 563b of the OTS Rules and Regulations and the Securities Act of 1933, as amended, and any rules and regulations promulgated thereunder, the foregoing Powers of Attorney prepared in conjunction with the Application and the Registration Statement on Form S-1 have been duly signed by the following persons in the capacities and on the dates indicated.


         NAME                                                    DATE
         ----                                                    ----

/s/ John A. Celentano, Jr.                                      June 13, 2003
-------------------------------------------                     ---------------
John A. Celentano, Jr.
Chairman of the Board and Chief Executive Officer
(principal executive officer)
Clifton Savings Bancorp, Inc.

Chairman of the Board
Clifton Savings Bank, S.L.A.


/s/ Walter Celuch                                               June 13, 2003
-------------------------------------------                     ---------------
Walter Celuch
President and Corporate Secretary
Clifton Savings Bancorp, Inc.

President, Chief Executive Officer and Secretary
(principal executive officer)
Clifton Savings Bank, S.L.A.


/s/ Christine R. Piano                                          June 13, 2003
-------------------------------------------                     ---------------
Christine R. Piano
Chief Financial Officer and Treasurer
(principal accounting and financial officer)
Clifton Savings Bancorp, Inc.

Executive Vice President and Chief Financial Officer
(principal accounting and financial officer)
Clifton Savings Bank, S.L.A.


/s/ Bart D'Ambra                                                June 13, 2003
-------------------------------------------                     ---------------
Bart D'Ambra
Executive Vice President and Chief Operating Officer
Clifton Savings Bank, S.L.A.


/s/ Stephen A. Hoogerhyde                                       June 13, 2003
-------------------------------------------                     ---------------
Stephen A. Hoogerhyde
Executive Vice President and Chief Lending Officer
Clifton Savings Bank, S.L.A.


/s/ Frank J. Hahofer                                            June 13, 2003
-------------------------------------------                     ---------------
Frank J. Hahofer
Director
Clifton Savings Bancorp, Inc.

Director
Clifton Savings Bank, S.L.A.


/s/ John Stokes                                                 June 13, 2003
-------------------------------------------                     ---------------
John Stokes
Director
Clifton Savings Bancorp Inc.

Director
Clifton Savings Bank, S.L.A.

/s/ Thomas A. Miller                                            June 13, 2003
-------------------------------------                           ---------------
Thomas A. Miller
Director
Clifton Savings Bancorp, Inc.

Director
Clifton Savings Bank, S.L.A.


/s/ John H. Peto                                                June 13, 2003
-------------------------------------                           ---------------
John H. Peto
Director
Clifton Savings Bancorp, Inc.

Director
Clifton Savings Bank, S.L.A.


/s/ Raymond L. Sisco                                            June 13, 2003
-------------------------------------                           ---------------
Raymond L. Sisco
Director
Clifton Savings Bancorp, Inc.

Director
Clifton Savings Bank, S.L.A.


/s/ Joseph C. Smith                                             June 13, 2003
-------------------------------------                           ---------------
Joseph C. Smith
Director
Clifton Savings Bancorp, Inc.

Director
Clifton Savings Bank, S.L.A.